UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-05984

                           THE NEW IRELAND FUND, INC.
               (Exact name of registrant as specified in charter)

                 Bank of Ireland Asset Management (U.S.) Limited
                            300 First Stamford Place
                               STAMFORD, CT 06902
               (Address of principal executive offices) (Zip code)

                   PNC Global Investment Servicing (U.S.) Inc.
                           99 High Street, 27th Floor
                                BOSTON, MA 02110
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (203) 328-1820

                       Date of fiscal year end: OCTOBER 31

                   Date of reporting period: OCTOBER 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                              THE NEW IRELAND FUND

                                    (GRAPHIC)

                                  ANNUAL REPORT
                                OCTOBER 31, 2008

                          COVER PHOTOGRAPH -- CORK CITY
                      PROVIDED COURTESY OF TOURISM IRELAND

                             LETTER TO SHAREHOLDERS

Dear Shareholder,

     As may be seen in the Economic Review section, along with most of the world economies, Ireland's growth rate in the current year has fallen very significantly in comparison to recent years. Present expectations are for further deterioration in 2009 and are most likely to be even lower than the Central Bank of Ireland's most recent forecasts. It is hoped, that when the World economies settle down, Ireland's growth rate will recover to a more normal level reflecting the considerable growth the country achieved prior to the recent downturn.

     Over the past 12 months, the Irish Stock Market ("the "ISEQ") has fallen to a greater extent than most other markets throughout the World, with the result that the Fund's Net Asset Value ("NAV") has also declined by a very significant 58.6% in U.S dollar terms*. However, this was less than the 66.4% fall in the ISEQ itself. While all of this is, to a great extent a reflection of the wider economic problems, Ireland's economy continues to suffer because of its reliance on both the residential and non-residential property markets where we have seen dramatic falls in valuations and it will take some time for these to be worked through. Banking stocks make up a considerable percentage of the ISEQ, and as it is they who have financed much of the property development, the impact of this has been a major factor in the greater decline of the ISEQ as compared to other stock markets.

     In early November, the Board of the Fund declared a distribution for the fiscal year ended October 31, 2008, in an amount of $3.09 per share. At the time, in the interests of shareholders, and the Fund itself, the Board decided that the distribution would be by way of a stock distribution without cash option. Since then, following advice from the Fund's tax advisers the Board determined that there should be some element of a cash option, which was set at 10%. If stockholders opt for an amount, which in total exceeds this 10% figure, then the cash will be prorated among those shareholders who took the option. The $3.09 per share is comprised of long-term capital gains of $2.76 and net investment income of $0.33. The distribution will now be made under date of January 21, 2009 to all shareholders of record on November 17, 2008.

PERFORMANCE

     For the fiscal year ended October 31, 2008, the Fund's NAV declined by 58.6% compared to a 66.4% decline in the ISEQ index, and a 64.0% decline in the ISEQ ex Bank of Ireland, in which the Fund is precluded from investing. The Fund's relatively strong performance, in comparison to the market, over the fiscal year was due to a combination of stock picking and a more defensive positioning in the opening quarters of the period. Over the most recent quarter, the Fund's NAV decreased by 38.4% as compared to a decline of 43.7% in the ISEQ and a decline of 41.6% in the ISEQ ex Bank of Ireland. The market again performed poorly in the most recent quarter as the period saw more downward revisions to domestic GDP forecasts and an accelerating rate of decline in the international environment.

*    ALL RETURNS ARE QUOTED IN U.S DOLLARS UNLESS OTHERWISE STATED.

The Fund also faced some currency headwinds over the year with the U.S. Dollar gaining 12% and 19% versus the Euro over the twelve and three month periods respectively.

     During fiscal 2008, we continued to implement the Share Repurchase Program (the "Program") and over the 12 months, the Fund repurchased and retired 250,800 shares at a cost of $4.87 million. These repurchases represent a reduction of 5.33% of the shares outstanding at October 31, 2007 and they positively impacted the Fund's NAV by 13 cents per share.

ECONOMIC REVIEW

     GDP forecasts for the Irish economy continued to be trimmed in the most recent quarter. Latest Central Bank of Ireland ("CBOI") projections are for a contraction in GDP of 0.8% for 2008, followed by a further drop in activity in 2009 by 0.9%. Current leading indicators would suggest that risks to these forecasts are to the downside. The CBOI figures represent a material decline in activity from the 5-6% annual growth rates that have been a feature of Ireland's economy over the last decade.

     Residential construction continues to be the largest negative influence on overall activity with housing completions estimated to reach 47,000 units in 2008 followed by forecasts of 25,000 completions in 2009 down from peak levels of 88,000 units in 2006. Non-residential activity has weakened in recent months with credit scarcity and low business confidence impacting on activity in the sector. Weaker consumer spending has also been a feature of recent months, as a deteriorating labor market and negative sentiment have affected domestic spending on goods and services.

     Export growth which had been strong up to very recently has also been impacted by the economic decline in Ireland's two major trading partners, the U.S. and the U.K., and export growth forecasts have been revised downwards to 2.5% and 2.2% for 2008 and 2009 respectively.

     The international economic backdrop has continued to deteriorate materially in recent months due to the ongoing credit crunch which is hampering real economic activity across both developed and emerging economies. The difficulties being experienced by the Financial sector has seriously compromised credit availability, putting pressure on business activity and corporate forecasts across the globe.

     Central banks across the world have generally been proactive in addressing financial market problems, injecting liquidity into the financial system and reducing benchmark interest rates. Money markets have shown tentative signs of easing but activity levels remain muted. Encouragingly, headline inflation numbers would seem to have peaked reflecting the steep decline in commodity prices over recent months.

     Irish consumer sentiment declined in October. The overall Consumer Sentiment Index stood at 42.0 in October, compared to a figure of 45.0 in September. The corresponding figure for October 2007 was 71.8. Consumers' perception of both the economic outlook and their employment prospects again weakened during the period.

     The Live Employment Register rose in October to 260,300 claimants, up from 244,500 in September. The unemployment rate at the end of October 2008 was estimated to be approximately 6.7%. The CBOI forecasts an unemployment rate of 7.5% in 2009.

     Retail sales decreased by 6.2% in September 2008 compared to September 2007. Provisional retail sales numbers for Q3, 2008 show an annual decrease of 5.6%, which is the third consecutive quarter showing an annual decline. Increases in Clothing and Textile sales were more that offset by weakness in areas such as Furniture and Household Goods.

     Annual Harmonized Index of Consumer Prices ("HICP") inflation decreased from 3.2% to 2.7% in October. Largest contributors to inflation over the year include Utility Charges (+11.5%), Education (+6.2%) and Health (+5.6%). Decreases over the year were recorded in Clothing & Footwear (-6.8%) and Household Equipment (-1.6%).

     Annual private sector credit growth was 10.7% in September, down from 12.9% in August. The slower housing market continued to impact on residential mortgages with the annualized 8.5% increase recorded in September, being the lowest annual rate on record since 1986.

EQUITY MARKET REVIEW

     World stock markets deteriorated significantly during the quarter:

                             12 MONTHS ENDED       QUARTER ENDED
                           OCTOBER 31ST, 2008   OCTOBER 31ST, 2008
                           ------------------   ------------------
                             LOCAL                LOCAL
                           CURRENCY    U.S. $   CURRENCY    U.S. $
                           --------   -------   --------   -------
Irish Equities (ISEQ)       -61.71%   -66.40%    -30.70%   -43.70%

S&P 500                     -37.47%   -37.47%    -23.56%   -23.56%
NASDAQ                      -39.81%   -39.81%    -26.00%   -26.00%
UK Equities (FTSE 100)      -34.88%   -49.41%    -19.12%   -34.08%
Japanese Equities           -46.48%   -37.25%    -33.48%   -26.90%

Dow Jones Eurostoxx 50      -45.00%   -51.61%    -24.75%   -38.58%
German Equities (DAX)       -37.80%   -45.28%    -23.02%   -37.17%
French Equities (CAC 40)    -40.37%   -47.54%    -20.61%   -35.20%
Dutch Equities (AEX)        -51.14%   -57.01%    -33.07%   -45.37%

     Some notable highlights relating to a number of the Fund's holdings are shown below:

     RYANAIR HOLDINGS PLC released interim results showing a substantial decline in profits over the year as the impact of higher fuel prices hurt operating margins. The group are guiding for a break even operating result to the year ended March 2009. However market focus has shifted to the following fiscal year (March 2010) where the recent sharp decline in jet fuel costs could lead to a E400m rebound in operating profits.

     CRH PLC issued a trading update in early November indicating continued deterioration in construction markets across North America and Europe. The group is now guiding for a low to mid teen profit decline in 2008, this will translate into a lower EPS reduction due to a 3.3% share buyback during the year and a lower tax charge. Although the operational outlook remains difficult, CRH is well positioned to take advantage of any improvement in conditions with current EBITDA/net interest cover at 7.5x and good progress made on the rollover of existing debt facilities in 2009.

     KERRY GROUP PLC released a trading update on November 13th indicating continued robust performance across the Group's Ingredients and Consumer Foods divisions. Revenue growth across the Group will approach 6% in 2008 despite raw material costs being almost 7% higher over the period. Earnings guidance is for the 2008 outturn to be at the upper end of a 151c to 155c range. Earnings growth of 8% over the year would represent a strong performance given the currency headwinds the group has faced this year.

     C&C GROUP PLC endured a torrid quarter as intense competition in the UK and a second consecutive year of poor summer weather hurt profit forecasts. CEO Maurice Pratt resigned over the period and the Group has since revamped the management structure with the hiring of the former Scottish & Newcastle executive team.

     TVC HOLDINGS PLC reported interim results in early November. The group has recently acquired an 18% stake in broadcaster UTV, a second publicly quoted holding. In keeping with the company's conservative valuation techniques, TVCH have written down the value of unquoted holdings by an average of 50%. This still leaves the group with a net cash balance of E28.9m and trading at over a 40% discount to the current share price.

CURRENT OUTLOOK

     The Irish economy is moving to a period of negative growth over the next two years with CBOI forecasts of a contraction of -0.8% in 2008 and -0.9% in 2009, which is in marked contrast to the 5-6% annual growth rates of the last decade. The international backdrop has also deteriorated markedly in recent months with the UK and the Euro zone now in technical recession.

     The ISEQ is now trading at a two decade low with the benchmark index trading at 5.5x 2008 earnings with corporate earnings expected to be 17% below levels achieved in 2007. Risks to earnings remain on the downside but it is hoped that the steps being taken across the world economies will minimize such risks.

Sincerely,


/s/ Peter J. Hooper
Peter J. Hooper
Chairman
December 29, 2008

                         INVESTMENT SUMMARY (UNAUDITED)

                                TOTAL RETURN (%)

               MARKET VALUE (a)      NET ASSET VALUE (a)
             --------------------   --------------------
                          AVERAGE                AVERAGE
             CUMULATIVE    ANNUAL   CUMULATIVE    ANNUAL
             ----------   -------   ----------   -------
One Year       (61.20)    (61.20)     (58.62)    (58.62)
Three Year     (39.51)    (15.43)     (37.86)    (14.66)
Five Year       (3.14)     (0.64)      (6.42)     (1.32)
Ten Year        11.12       1.06        6.00       0.58

                        PER SHARE INFORMATION AND RETURNS

                        1999    2000    2001     2002     2003    2004    2005    2006    2007    2008
                       -----   -----   ------   ------   -----   -----   -----   -----   -----   ------
Net Asset
   Value ($)           19.75   20.06    13.28    11.04   16.29   20.74   24.36   32.55   30.95    10.18
Income
   Dividends ($)          --   (0.13)   (0.01)   (0.03)     --   (0.09)  (0.03)  (0.16)  (0.24)   (0.36)
Capital Gains
Other
   Distributions ($)   (1.14)  (1.60)   (2.65)   (0.69)     --      --      --   (1.77)  (2.40)   (4.86)
Total
   Return (%)(a)       (2.37)  12.86   (20.99)  (11.44)  47.55   28.14   17.51   45.97    2.88   (58.62)

Notes

(a) Total Market Value returns reflect changes in share market prices and assume reinvestment of dividends and capital gain distributions, if any, at the price obtained under the Dividend Reinvestment and Cash Purchase Plan ("the Plan"). Total Net Asset Value returns reflect changes in share net asset value and assume reinvestment of dividends and capital gain distributions, if any, at the price obtained under the Plan. For more information with regard to the Plan, see page 21.

PAST RESULTS ARE NOT NECESSARILY INDICATIVE OF FUTURE PERFORMANCE OF THE FUND.

                PORTFOLIO BY MARKET SECTOR AS OF OCTOBER 31, 2008
                           (PERCENTAGE OF NET ASSETS)

                                   (PIE CHART)

Construction and Building Materials   27.95%
Financial                             12.78%
Transportation                        12.63%
Other Assets                           9.43%
Food and Beverages                     9.12%
Health Care Services                   9.04%
Business Services                      6.24%
Food and Agriculture                   5.78%
Diversified Financial Services         4.36%
Agricultural Operations                2.67%

                TOP 10 HOLDINGS BY ISSUER AS OF OCTOBER 31, 2008

HOLDING                                   SECTOR                  % OF NET ASSETS
-------                     -----------------------------------   ---------------
CRH PLC                     Construction and Building Materials        24.14%
Allied Irish Banks PLC      Financial                                   8.91%
Ryanair Holdings PLC        Transportation                              8.91%
DCC PLC                     Business Services                           6.17%
Aryzta AG                   Food and Agriculture                        5.78%
Elan Corp. PLC-ADR          Health Care Services                        5.60%
Kerry Group PLC, Series A   Food and Beverages                          5.38%
United Drug PLC             Health Care Services                        3.44%
Origin Enterprises PLC      Agricultural Operations                     2.67%
Norkom Group PLC            Technology                                  2.65%

THE NEW IRELAND FUND, INC.

PORTFOLIO HOLDINGS

                                                                      Value (U.S.)
October 31, 2008                                           Shares       (Note A)
----------------                                         ----------   ------------
COMMON STOCKS (95.18%)
COMMON STOCKS OF IRISH COMPANIES (95.18%)
AGRICULTURAL OPERATIONS (2.67%)
   Origin Enterprises PLC(a)*                               428,163    $ 1,357,335
                                                                       -----------
BUSINESS SERVICES (6.24%)
   DCC PLC                                                  202,501      3,140,446
   Newcourt Group PLC*                                      155,655         37,502
                                                                       -----------
                                                                         3,177,948
                                                                       -----------
BUSINESS SUPPORT SERVICES (1.21%)
   CPL Resources PLC                                        142,135        232,503
   Veris PLC*                                               500,000        384,220
                                                                       -----------
                                                                           616,723
                                                                       -----------
CONSTRUCTION AND BUILDING MATERIALS (27.95%)
   CRH PLC                                                  560,020     12,285,346
   Grafton Group PLC-UTS                                    318,159        948,091
   Kingspan Group PLC                                       174,160        993,799
                                                                       -----------
                                                                        14,227,236
                                                                       -----------
DIVERSIFIED FINANCIAL SERVICES (4.36%)
   Boundary Capital PLC(a)*                                 635,534        120,884
   FBD Holdings PLC                                          64,713        943,685
   IFG Group PLC                                            624,801        736,822
   TVC Holdings PLC(a)*                                     815,973        419,053
                                                                       -----------
                                                                         2,220,444
                                                                       -----------
FINANCIAL (12.78%)
   Allied Irish Banks PLC                                   849,471      4,534,907
   Anglo Irish Bank Corp. PLC                               307,852        975,932
   Irish Life & Permanent PLC                               289,867        992,431
                                                                       -----------
                                                                         6,503,270
                                                                       -----------
FOOD AND AGRICULTURE (5.78%)
   Aryzta AG*                                                82,944      2,941,814
                                                                       -----------
FOOD AND BEVERAGES (9.12%)
   C&C Group PLC                                            550,158        795,298
   Fyffes PLC                                               552,258        185,578
   Glanbia PLC                                              186,411        709,138
   Kerry Group PLC, Series A                                123,446      2,739,383

THE NEW IRELAND FUND, INC.

                                                                      Value (U.S.)
October 31, 2008                                           Shares       (Note A)
----------------                                         ----------   ------------
COMMON STOCKS (CONTINUED)
COMMON STOCKS OF IRISH COMPANIES (CONTINUED)
FOOD AND BEVERAGES (CONTINUED)
   Total Produce PLC                                        552,258    $   210,088
                                                                       -----------
                                                                         4,639,485
                                                                       -----------
HEALTH CARE SERVICES (9.04%)
   Elan Corp. PLC-Sponsored ADR*                            373,700      2,851,331
   United Drug PLC                                          452,235      1,749,048
                                                                       -----------
                                                                         4,600,379
                                                                       -----------
MINING (0.42%)
   Kenmare Resources PLC*                                   938,325        215,362
                                                                       -----------
REAL ESTATE DEVELOPMENT (0.06%)
   Blackrock International Land PLC*                        218,009         27,645
                                                                       -----------
TECHNOLOGY (2.65%)
   Norkom Group PLC(a)*                                     364,481        415,963
   Norkom Group PLC*                                        818,699        934,339
                                                                       -----------
                                                                         1,350,302
                                                                       -----------
TELECOMMUNICATIONS (0.27%)
   Zamano PLC*                                            1,100,000        139,486
                                                                       -----------
TRANSPORTATION (12.63%)
   Aer Lingus Group PLC*                                    192,627        262,581
   Aer Lingus Group PLC(a)*                                 249,183        339,676
   Ryanair Holdings PLC*                                  1,300,000      4,533,293
   Ryanair Holdings PLC-Sponsored ADR*                       57,996      1,291,571
                                                                       -----------
                                                                         6,427,121
                                                                       -----------
TOTAL COMMON STOCKS OF IRISH COMPANIES
   (Cost $70,784,027)                                                   48,444,550
                                                                       -----------
TOTAL COMMON STOCKS BEFORE FOREIGN CURRENCY ON DEPOSIT
   (Cost $70,784,027)                                                  $48,444,550
                                                                       -----------

THE NEW IRELAND FUND, INC.

                                                             Face     Value (U.S.)
October 31, 2008                                             Value      (Note A)
----------------                                           --------   ------------
FOREIGN CURRENCY ON DEPOSIT (0.39%)
   British Pounds Sterling                                 L    600    $       970
   Euro                                                    E153,995        195,274
                                                                       -----------
TOTAL FOREIGN CURRENCY ON DEPOSIT
   (Cost $197,024)**                                                       196,244
                                                                       -----------
TOTAL INVESTMENTS (95.57%)
   (Cost $70,981,051)                                                   48,640,794
OTHER ASSETS AND LIABILITIES (4.43%)                                     2,255,156
                                                                       -----------
NET ASSETS (100.00%)                                                   $50,895,950
                                                                       ===========

----------
(a) Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold, in transactions exempt from registration, to qualified institutional buyers. At October 31, 2008, these securities amounted to $2,652,911 or 5.21% of net assets.
*    Non-income producing security.
**   Foreign currency held on deposit at JPMorgan Chase & Co.
ADR - American Depositary Receipt traded in U.S. dollars.
UTS - Units

THE NEW IRELAND FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2008

ASSETS:
   Investments at value (Cost $70,784,027)
      See accompanying schedule                    U.S. $ 48,444,550
   Cash                                                      474,226
   Foreign currency (Cost $197,024)                          196,244
   Receivable for investment securities sold               1,723,494
   Dividends receivable                                      154,583
   Prepaid expenses                                           54,245
                                                        ------------
      Total Assets                                        51,047,342
                                                        ------------
LIABILITIES:
   Accrued audit fees payable                                 36,700
   Investment advisory fee payable (Note B)                   33,974
   Printing fees payable                                      23,495
   Accrued legal fees payable                                 21,087
   Directors' fees and expenses (Note C)                      20,422
   Administration fee payable (Note B)                         6,795
   Custodian fees payable (Note B)                             3,330
   Accrued expenses and other payables                         5,589
                                                        ------------
      Total Liabilities                                      151,392
                                                        ------------
NET ASSETS                                         U.S. $ 50,895,950
                                                        ============
AT OCTOBER 31, 2008 NET ASSETS CONSISTED OF:
   Common Stock, U.S. $.01 Par Value -
      Authorized 20,000,000 Shares
      Issued and Outstanding 4,998,984 Shares      U.S. $     49,990
   Additional Paid-in Capital                             57,782,079
   Undistributed Net Investment Income                     1,640,451
   Accumulated Net Realized Gain                          13,782,747
   Net Unrealized Depreciation of Securities,
      Foreign Currency and Net Other Assets              (22,359,317)
                                                        ------------
TOTAL NET ASSETS                                   U.S. $ 50,895,950
                                                        ============
NET ASSET VALUE PER SHARE
   (Applicable to 4,998,984 outstanding shares)
   (authorized 20,000,000 shares)
(U.S. $50,895,950 / 4,998,984)                     U.S. $      10.18
                                                        ============

                       See Notes to Financial Statements.

THE NEW IRELAND FUND, INC.

STATEMENT OF OPERATIONS

                                                                              For the Year Ended
                                                                               October 31, 2008
                                                                              ------------------
INVESTMENT INCOME
   Dividends                                                                   U.S. $  3,220,305
   Interest                                                                               24,163
                                                                                    ------------
TOTAL INVESTMENT INCOME                                                                3,244,468
                                                                                    ------------
EXPENSES
   Investment advisory fee (Note B)                             $    730,010
   Directors' fees and expenses (Note C)                             244,718
   Administration fee (Note B)                                       151,893
   Insurance premiums                                                 89,675
   Compliance fees                                                    64,046
   Printing fees                                                      62,500
   Legal fees                                                         57,218
   Custodian fees (Note B)                                            40,610
   Audit fees                                                         36,700
   Other                                                              89,853
                                                                ------------
TOTAL EXPENSES                                                                         1,567,223
                                                                                    ------------
NET INVESTMENT INCOME                                                          U.S. $  1,677,245
                                                                                    ------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS (NOTE D)
   Realized gain/(loss) on:
      Securities transactions                                     13,792,514
      Foreign currency transactions                                  (36,794)
                                                                ------------
   Net realized gain on investments during the year                                   13,755,720
                                                                                    ------------
   Net change in unrealized depreciation of:
      Securities                                                 (91,849,011)
      Foreign currency and net other assets                          (34,375)
                                                                ------------
   Net unrealized depreciation of investments during the year                        (91,883,386)
                                                                                    ------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS                                      (78,127,666)
                                                                                    ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                           U.S. $(76,450,421)
                                                                                    ============

                       See Notes to Financial Statements.

THE NEW IRELAND FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended         Year Ended
                                                    October 31, 2008   October 31, 2007
                                                    ----------------   ----------------
Net investment income                               U.S.$  1,677,245   U.S.$  1,630,314
Net realized gain on investments                          13,755,720         22,978,204
Net unrealized depreciation of investments,
   foreign currency holdings and net other assets        (91,883,386)       (20,214,528)
                                                        ------------       ------------
Net increase/(decrease) in net
   assets resulting from operations                      (76,450,421)         4,393,990
                                                        ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                  (1,695,425)        (1,113,999)
   Net realized gains                                    (22,888,234)       (11,139,986)
                                                        ------------       ------------
Total distributions                                      (24,583,659)       (12,253,985)
                                                        ------------       ------------
CAPITAL SHARE TRANSACTIONS:
   Value of 250,800 and 125,300 shares
      repurchased, respectively (Note G)                  (4,867,026)        (3,696,735)
   Value of shares issued to shareholders
      in connection with a stock distribution
      (Note F)                                            11,032,332          6,219,513
                                                        ------------       ------------
NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS                                      6,165,306          2,522,778
                                                        ------------       ------------
   Total decrease in net assets                          (94,868,774)        (5,337,217)
                                                        ------------       ------------
NET ASSETS
   Beginning of year                                     145,764,724        151,101,941
                                                        ------------       ------------
   End of year (Including undistributed net
      investment income of $1,640,451 and
      $1,705,049, respectively)                     U.S.$ 50,895,950   U.S.$145,764,724
                                                        ============       ============

                       See Notes to Financial Statements.

THE NEW IRELAND FUND, INC.

FINANCIAL HIGHLIGHTS (FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH YEAR)

                                                                        Year Ended October 31,
                                                       -------------------------------------------------------
                                                         2008         2007        2006        2005       2004
                                                       -------      --------    --------    --------   -------
Operating Performance:
Net Asset Value,
   Beginning of Year                              U.S. $ 30.95      $  32.55    $  24.36    $  20.74   $ 16.29
                                                       -------      --------    --------    --------   -------
Net Investment Income/(Loss)                              0.34          0.35        0.23        0.16     (0.00)#
Net Realized and Unrealized
   Gain/(Loss) on Investments                           (15.77)         0.69        9.98        3.38      4.49
                                                       -------      --------    --------    --------   -------
Net Increase/(Decrease) in
   Net Assets Resulting from
   Investment Operations                                (15.43)         1.04       10.21        3.54      4.49
                                                       -------      --------    --------    --------   -------
Distributions to Shareholders from:
   Net Investment Income                                 (0.36)        (0.24)      (0.16)      (0.03)    (0.09)
   Net Realized Gains                                    (4.86)        (2.40)      (1.77)         --        --
                                                       -------      --------    --------    --------   -------
Total from Distributions                                 (5.22)        (2.64)      (1.93)      (0.03)    (0.09)
                                                       -------      --------    --------    --------   -------
Anti-Dilutive/(Dilutive) Impact
   of Capital Share Transactions                         (0.12)+++      0.00++     (0.09)+      0.11      0.05
                                                       -------      --------    --------    --------   -------
Net Asset Value, End of Year                      U.S. $ 10.18      $  30.95    $  32.55    $  24.36   $ 20.74
                                                       =======      ========    ========    ========   =======
Share Price, End of Year                          U.S. $  8.95      $  28.96    $  30.67    $  21.95   $ 18.46
                                                       =======      ========    ========    ========   =======
Total NAV Investment Return (a)                       (58.62)%         2.88%      45.97%      17.51%    28.14%
                                                       =======      ========    ========    ========   =======
Total Market Investment Return (b)                    (61.20)%         2.17%      52.47%      19.07%    34.47%
                                                       =======      ========    ========    ========   =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net Assets,
   End of Year (000's)                            U.S. $50,896      $145,765    $151,102    $110,189   $97,253
Ratio of Net Investment
   Income/(Loss) to Average
   Net Assets                                             1.67%         1.02%       0.86%       0.66%    (0.00)%++++
Ratio of Operating Expenses
   to Average Net Assets                                  1.56%         1.31%       1.40%       1.34%     1.80%
Portfolio Turnover Rate                                     21%           13%         11%         13%        5%

(a) Based on share net asset value and reinvestment of distribution at the price obtained under the Dividend Reinvestment and Cash Purchase Plan.
(b) Based on share market price and reinvestment of distributions at the price obtained under the Dividend Reinvestment and Cash Purchase Plan.
+ Amount represents $0.03 per share impact for shares repurchased by the Fund under the Share Repurchase Program and $0.12 per share impact for the new shares issued as Capital Gain Stock Distribution.
++ Amount represents $0.07 per share impact for shares repurchased by the Fund under the Share Repurchase Program and $0.07 per share impact for the new shares issued as Capital Gain Stock Distribution.
+++ Amount represents $0.13 per share impact for shares repurchased by the Fund under the Share Repurchase Program and $0.25 per share impact for the new shares issued as Capital Gain Stock Distribution.
#    Amount represents less than $0.01 per share.
++++ Amount represents less than 0.01%.

THE NEW IRELAND FUND, INC.

NOTES TO FINANCIAL STATEMENTS

     The New Ireland Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on December 14, 1989 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's investment objective is long-term capital appreciation through investment primarily in equity securities of Irish Companies. The Fund is designed for U.S. and other investors who wish to participate in the Irish securities markets. In order to take advantage of significant changes that have occurred in the Irish economy and to advance the Fund's investment objective, the investment strategy now has a bias towards Ireland's growth companies.

     Under normal circumstances, the Fund will invest at least 80% of its total assets in equity and fixed income securities of Irish companies. To the extent that the balance of the Fund's assets is not so invested, it will have the flexibility to invest the remaining assets in non-Irish companies that are listed on a recognized stock exchange. The Fund may invest up to 25% of its assets in equity securities that are not listed on any securities exchange.

A. SIGNIFICANT ACCOUNTING POLICIES:

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

     SECURITY VALUATION: Securities listed on a stock exchange for which market quotations are readily available are valued at the closing prices on the date of valuation, or if no such closing prices are available, at the last bid price quoted on such day. If there are no such quotations available for the date of valuation, the last available closing price will be used. The value of securities and other assets for which no market quotations are readily available, or whose values have been materially affected by events occurring before the Funds' pricing time but after the close of the securities' primary markets, are valued by methods deemed by the Board of Directors to represent fair value. Short-term securities that mature in 60 days or less are valued at amortized cost.

     DIVIDENDS AND DISTRIBUTIONS TO STOCKHOLDERS: Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some point in the future. Differences in classification may also result from the treatment of short-term gain as ordinary income for tax purposes.

     For tax purposes at October 31, 2008 and October 31, 2007, the Fund distributed $2,637,328 and $1,253,249, respectively, of ordinary income. The Fund also distributed, for tax purposes at October 31, 2008 and October 31, 2007, $21,946,331 and $11,000,736, respectively, of long-term capital gains.

     Permanent differences between book and tax basis reporting for the year ended October 31, 2008 have been identified and appropriately reclassified to reflect a decrease in undistributed net investment income of $46,418, an increase in accumulated net realized gain (loss) of $28,454 and an increase in Paid-in Capital of

THE NEW IRELAND FUND, INC.

$17,964. These adjustments were related to Section 988 gain (loss) reclasses and tax equalization. Net assets were not affected by this reclassification.

     U.S. FEDERAL INCOME TAXES: It is the Fund's intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and distribute all of its taxable income within the prescribed time. It is also the intention of the Fund to make distributions in sufficient amounts to avoid Fund excise tax. Accordingly, no provision for U.S. Federal income taxes is required.

     The Fund adopted the provision of Financial Accounting Standards Board
(FASB) Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). This pronouncement provides guidance on the recognition, measurement, classification, and disclosures related to uncertain tax positions, along with any related interest and penalties. As of October 31, 2008, management has reviewed the tax positions in the open tax years 2005 to 2008 and evaluated the application of FIN 48 to the Fund. Management reviewed the treatment of tax positions taken by the Fund, including but not limited to whether the Fund satisfies the various requirements to be treated as a regulated investment company under the Code. Although there is some uncertainty as to whether the Fund satisfies these requirements, management determined that the Fund will satisfy such requirements. Management has determined that there is no material impact resulting from the adoption of this Interpretation on the fund's financial statements.

     CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the spot rate of such currencies against U.S. dollars by obtaining from FT-IDC each day the current 4:00pm London time spot rate and future rate (the future rates are quoted in 30-day increments) on foreign currency contracts. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on security transactions.

     FORWARD FOREIGN CURRENCY CONTRACTS: The Fund may enter into forward foreign currency contracts for non-trading purposes in order to protect investment securities and related receivables and payables against future changes in foreign currency exchange rates. Fluctuations in the value of such contracts are recorded as unrealized gains or losses; realized gains or losses include net gains or losses on contracts which have terminated by settlements or by entering into offsetting commitments. Risks associated with such contracts include movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. There were no such contracts open in the Fund as of October 31, 2008.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis.

     USE OF ESTIMATES: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates

THE NEW IRELAND FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     NEW ACCOUNTING PRONOUNCEMENTS: In September 2006, Statement of Financial Accounting Standards No. 157 Fair Value Measurements ("SFAS 157") was issued and is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements.

     Also, in February 2007, FASB issued Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities ("SFAS 159"), which provides companies with an option to report selected financial assets and liabilities at fair value. The objective of SFAS 159 is to reduce both complexity in accounting for financial instruments and the volatility in earnings caused by measuring related assets and liabilities differently. SFAS 159 establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement attributes for similar types of assets and liabilities and to more easily understand the effect of the Funds' choice to use fair value on their earnings. SFAS 159 also requires entities to display the fair value of the selected assets and liabilities on the face of the balance sheet. SFAS 159 does not eliminate disclosure requirements of other accounting standards, including fair value measurement disclosures in SFAS 157. SFAS 159 is effective for fiscal years beginning after November 15, 2007.

     Management of the Fund believes the adoption of SFAS 157 and SFAS 159 will have no material impact on the financial statements.

     In March 2008, Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161") was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position. Management is currently evaluating the implications of SFAS 161. The impact on the Funds' financial statement disclosures, if any, is currently being assessed.

B. MANAGEMENT SERVICES:

     The Fund has entered into an investment advisory agreement (the "Investment Advisory Agreement") with Bank of Ireland Asset Management (U.S.) Limited ("Bank of Ireland Asset Management"), an indirect wholly-owned subsidiary of The Governor and Company of the Bank of Ireland ("Bank of Ireland"). Under the Investment Advisory Agreement, the Fund pays a monthly fee at an annualized rate equal to 0.75% of the value of the average daily net assets of the Fund up to the first $100 million and 0.50% of the value of the average daily net assets of the Fund on amounts in excess of $100 million. In addition, Bank of Ireland Asset Management provides investor services to existing and potential shareholders.

     The Fund has entered into an administration agreement (the "Administration Agreement") with PNC Global Investment Servicing (U.S.) Inc. ("PNC"), formerly known as PFPC Inc. The Fund pays PNC an annual fee payable monthly. During the year ended October 31, 2008, the Fund incurred expenses of U.S. $151,893 on administration fees to PNC.

THE NEW IRELAND FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     The Fund has entered into an agreement with JPMorgan Chase & Co. to serve as custodian of the Fund's assets. During the year ended October 31, 2008, the Fund incurred expenses for JPMorgan Chase & Co. of U.S. $40,610.

C. DIRECTORS FEES:

     The Fund currently pays each Director who is not a managing director, officer or employee of Bank of Ireland Asset Management or any affiliate thereof, an annual retainer of U.S. $16,000, plus U.S. $2,000 for each meeting of the Board of Directors attended in person or via telephone and any shareholder meeting attended in person not held on the same day as a meeting of the Board. A fee of U.S. $2,000 is paid for each meeting of a Committee of the Board attended in person or via telephone. The Fund pays the Chairman of the Board of Directors of the Fund an additional annual fee of U.S. $36,750. Also, the Fund pays the Chairperson of the Audit Committee an additional U.S. $3,000 for each meeting of the Audit Committee attended. Each Director is reimbursed for travel and certain out-of-pocket expenses.

D. PURCHASES AND SALES OF SECURITIES:

     The cost of purchases and proceeds from sales of securities for the year ended October 31, 2008 excluding U.S. government and short-term investments, aggregated U.S. $20,925,721 and U.S. $36,852,015, respectively.

E. COMPONENTS OF DISTRIBUTABLE EARNINGS:

     At October 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed   Undistributed
   Ordinary       Long-Term     Net Unrealized
    Income          Gains        Depreciation
-------------   -------------   --------------
  $1,640,451      $13,782,747     $(22,359,317)

     The aggregate cost of investments and the composition of unrealized appreciation and depreciation on investments and appreciation on assets and liabilities in foreign currencies on a tax basis as of October 31, 2008 were as follows:

                                                                       Gross
                     Gross           Gross                          Unrealized
                  Unrealized       Unrealized     Net Unrealized   Depreciation         Net
Total Cost of    Appreciation     Depreciation     Depreciation     on Foreign      Unrealized
 Investments    on Investments   on Investments   on Investments     Currency      Depreciation
-------------   --------------   --------------   --------------   ------------   -------------
 $70,784,027      $8,779,517      $(31,118,994)    $(22,339,477)     $(19,840)    $(22,359,317)

     There were no permanent tax and book differences in gross appreciation/ depreciation of securities or the cost basis of securities.

F. COMMON STOCK:

     For the year ended October 31, 2008, the Fund issued 540,271 shares in connection with stock distribution in the amount of $11,032,332.

G. SHARE REPURCHASE PROGRAM:

     In accordance with Section 23(c) of the Investment Company Act of 1940, as amended, the Fund hereby gives notice that it may from time to time repurchase shares of the Fund in the open market at the option of the Board of Directors and upon such terms as the Directors shall determine.

THE NEW IRELAND FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     For the year ended October 31, 2008, the Fund repurchased 250,800 (5.33% of the shares outstanding at October 31, 2007 year end) of its shares for a total cost of $4,867,026, at an average discount of 11.68% of net asset value.

     For the year ended October 31, 2007, the Fund repurchased 125,300 (2.70% of the shares outstanding at October 31, 2006 year end) of its shares for a total cost of $3,696,735, at an average discount of 8.79% of net asset value.

H. MARKET CONCENTRATION:

     Because the Fund concentrates its investments in securities issued by corporations in Ireland, its portfolio may be subject to special risks and considerations typically not associated with investing in a broader range of domestic securities. In addition, the Fund is more susceptible to factors adversely affecting the Irish economy than a comparable fund not concentrated in these issuers to the same extent.

I. SUBSEQUENT EVENT:

     On November 6, 2008, the Fund declared a stock distribution of $3.09 per share, which represents a distribution from net investment income of $0.33 and realized long-term capital gains of $2.76, to shareholders of record November 17, 2008, payable January 21, 2009.

THE NEW IRELAND FUND, INC.

REPORT OF INDEPENDENT PUBLIC REGISTERED ACCOUNTING FIRM

To the Board of Directors and Shareholders of THE NEW IRELAND FUND, INC.:

     We have audited the accompanying statement of assets and liabilities of The New Ireland Fund, Inc. (the "Fund"), including the schedule of investments, as of October 31, 2008, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended October 31, 2006 have been audited by other auditors, whose report dated December 5, 2006 expressed an unqualified opinion on such financial highlights.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly in all material respects, the financial position of The New Ireland Fund, Inc., as of October 31, 2008, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
December 29, 2008

ADDITIONAL INFORMATION (UNAUDITED)

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     The Fund will distribute to shareholders, at least annually, substantially all of its net income from dividends and interest payments and expects to distribute substantially all its net realized capital gains annually. Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan") approved by the Fund's Board of Directors (the "Directors"), each shareholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the "Plan Agent") is instructed otherwise by the shareholder in writing, to have all distributions automatically reinvested by the Plan Agent in Fund shares pursuant to the Plan. Distributions with respect to Fund shares registered in the name of a broker-dealer or other nominee (i.e., in "street name") will be reinvested by the broker or nominee in additional Fund shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Fund shares registered in street names may not be able to transfer those shares to another broker-dealer and continue to participate in the Plan. These shareholders should consult their broker-dealer for details. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by the Plan Agent, as paying agent. Shareholders who do not wish to have distributions automatically reinvested should notify the Fund, in care of the Plan Agent for The New Ireland Fund, Inc.

     The Plan Agent will serve as agent for the shareholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's common stock or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive common stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the New York Stock Exchange, Inc. ("New York Stock Exchange"), the next preceding trading day. If the net asset value exceeds the market price of Fund shares at such time, participants in the Plan will be deemed to have elected to receive shares of stock from the Fund, valued at market price on the valuation date. If the Fund should declare a dividend or capital gains distribution payable only in cash, the Plan Agent as agent for the participants, will buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, with the cash in respect of such dividend or distribution, for the participants' account on, or shortly after, the payment date.

     Participants in the Plan have the option of making additional cash payments to the Plan Agent, annually, in any amount from U.S. $100 to U.S. $3,000, for investment in the Fund's common stock. The Plan Agent will use all funds received from participants (as well as any dividends and capital gain distributions received in cash) to purchase Fund shares in the open market on or about January 15 of each year. Any voluntary cash payments received more than thirty days prior to such date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations and to allow ample time for receipt and processing by the Plan Agent, it is suggested that the participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before January 15. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than forty-eight hours before such payment is to be invested.

     The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and U.S. Federal tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

     In the case of shareholders such as banks, brokers or nominees who hold shares for beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

     There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fee for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions. A participant will also pay brokerage commissions incurred in purchases in connection with the reinvestment of dividends or capital gains distributions. A participant will also pay brokerage commissions incurred in purchases from voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock of individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

     The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. Federal income tax which may be payable on such dividends or distributions.

     Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payment made and any dividend or distribution paid subsequent to notice of the change sent to all shareholders at least ninety days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent with at least ninety days written notice to all shareholders. All correspondence concerning the Plan should be directed to the Plan Agent for The New Ireland Fund, Inc. in care of American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York, 10038, telephone number (718) 921-8283.

                             MEETING OF SHAREHOLDERS

     On June 3, 2008, the Fund held its Annual Meeting of Shareholders. The following Directors were elected by the following votes: Margaret Duffy 3,909,222 For; 58,961 Abstaining and Michael Grealy 3,838,491 For; 129,692
Abstaining. Peter J. Hooper, David Dempsey, Denis P. Kelleher and George G. Moore continue to serve in their capacities as Directors of the Fund.

                              FUND'S PRIVACY POLICY

     The New Ireland Fund, Inc. appreciates the privacy concerns and expectations of its registered shareholders and safeguarding their nonpublic personal information ("Information") is of great importance to the Fund.

     The Fund collects Information pertaining to its registered shareholders, including matters such as name, address, tax I.D. number, Social Security number and instructions regarding the Fund's Dividend Reinvestment Plan. The Information is collected from the following sources:

     - Directly from the registered shareholder through data provided on applications or other forms and through account inquiries by mail, telephone or e-mail.

     - From the registered shareholder's broker as the shares are initially transferred into registered form.

     Except as permitted by law, the Fund does not disclose any Information about its current or former registered shareholders to anyone. The disclosures made by the Fund are primarily to the Fund's service providers as needed to maintain account records and perform other services for the Fund's shareholders. The Fund maintains physical, electronic, and procedural safeguards to protect the shareholders' Information in the Fund's possession.

     The Fund's privacy policy applies only to its individual registered shareholders. If you own shares of the Fund through a third party broker, bank or other financial institution, that institution's privacy policies will apply to you and the Fund's privacy policy will not.

                              PORTFOLIO INFORMATION

     The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available (1) by calling 1-800-468-6475; (2) on the Fund's website located at http://www.newirelandfund.com; (3) on the SEC's website at http://www.sec.gov; or (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

                            PROXY VOTING INFORMATION

     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities held by the Fund is available, without charge and upon request, by calling 1-800-468-6475. This information is also available from the EDGAR database or the SEC's website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available at http://www.sec.gov.

                                 CERTIFICATIONS

     The Fund's president has certified to the New York Stock Exchange ("NYSE") that, as of June 17, 2008, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund's reports to the SEC on Forms N-CSR and N-CSRS contain certifications by the Fund's principal executive officer and principal financial officer that relate to the Fund's disclosure in such reports and that are required by rule 30a2(a) under the Investment Company Act.

                                 TAX INFORMATION

     For non-corporate shareholders 100%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period November 1, 2007 to October 31, 2008 may represent qualified dividend income. Final information will be provided in your 2008 1099 Div Form.

     For the fiscal year ended October 31, 2008, the Fund designated long-term capital gains of $21,946,331.

                            BOARD OF DIRECTORS/OFFICERS (UNAUDITED)

                                           TERM OF                                                  NUMBER OF
                                          OFFICE AND                                              PORTFOLIOS IN
                            POSITION(S)     LENGTH                                                 FUND COMPLEX
                             HELD WITH      OF TIME        PRINCIPAL OCCUPATION(S) AND OTHER       OVERSEEN BY
NAME, ADDRESS, AND AGE       THE FUND       SERVED*       DIRECTORSHIPS DURING PAST FIVE YEARS       DIRECTOR
----------------------     ------------  ------------  -----------------------------------------  -------------
NON-INTERESTED DIRECTORS:

Peter J. Hooper, 68        Director and  Since 1990    President of Hooper Associates-                  1
Westchester Financial      Chairman of   Current       Consultants (1994 to present); Director,
Center, Suite 1000         the Board     term expires  The Ireland United States Council for
50 Main Street                           in 2009.      Commerce and Industry (1984 to present);
White Plains, NY 10606                                 Director, Flax Trust - America (1988 to
                                                       2007); Director, Children's Medical
                                                       Research Foundation (1987 to 2004).

David Dempsey, 58          Director      Since 2007    Managing Director, Bentley Associates            1
360 Lexington Avenue                     Current       L.P., (1991 to present); Director and
3rd Floor                                term expires  Vice President 205-69 Inc. (2000 to
New York, NY 10017                       in 2010.      2006); Board of Advisors, Pennell
                                                       Ventures Marathon Fund, L.P. (1998 to
                                                       2005).

Margaret Duffy, 64         Director      Since 2006    Financial Consultant, Director, The              1
164 East 72 Street                       Current       Dyson-Kissner-Moran Corporation (2000 to
Suite 7B                                 term expires  present); Director, National Association
New York, NY 10021                       in 2011.      of Women Artists, Inc. (2001 to present);
                                                       Director, Little Sisters of the
                                                       Assumption Family Health Service, Inc.
                                                       (2005 to present). Director, The Ireland
                                                       United States Council for Commerce and
                                                       Industry (1994 to 2005).

Denis P. Kelleher, 69      Director      Since 1991    Chief Executive Officer, Wall Street             1
17 Battery Place                         Current       Access-Financial Services (1981 to
New York, NY 10004                       term expires  present); Director, Independence
                                         in 2010.      Community Bank (1992 to 2006). Chairman
                                                       and member of the Board of Trustees, St.
                                                       John's University (1998 to 2007).

George G. Moore, 57        Director      Since 2004    Chairman/Chief Executive Officer,                1
8010 Towers Crescent                     Current       TARGUSinfo (1993 to present); Chairman,
Drive                                    term expires  AMACAI Information Corp. (2001 to 2007);
Vienna, VA 22182                         in 2009.      Chairman, Erne Heritage Holdings (1990 to
                                                       present).

----------
* Each Director shall serve until the expiration of their current term and until their successor is elected and qualified.

                            BOARD OF DIRECTORS/OFFICERS (UNAUDITED)

                                           TERM OF                                                  NUMBER OF
                                          OFFICE AND                                              PORTFOLIOS IN
                            POSITION(S)     LENGTH                                                 FUND COMPLEX
                             HELD WITH      OF TIME        PRINCIPAL OCCUPATION(S) AND OTHER       OVERSEEN BY
NAME, ADDRESS, AND AGE       THE FUND       SERVED*       DIRECTORSHIPS DURING PAST FIVE YEARS       DIRECTOR
----------------------     ------------  ------------  -----------------------------------------  -------------
INTERESTED DIRECTOR:

Michael Grealy, 48**       Director and  Since 2007    Chief Executive Officer, Alternative             1
Bank of Ireland Asset      President***  Current       Investments & Global Distribution - Bank
Management (U.S.)                        term expires  of Ireland Asset Management (2006 to
Limited,                                 in 2011.      present); Chairman, Guggenheim
300 First Stamford Place,                              Alternative Asset Management, LLC (2006
Stamford, CT 06902                                     to present); Director, Paul Capital
                                                       Investments, LLC (2006 to present);
                                                       Director, Iridian Asset Management LLC
                                                       (2005 to present); Director, Colaiste
                                                       Lurgan Teo (1985 to Present); Director,
                                                       Grealy Developments Limited (2002 to
                                                       present); Head of Group Human Resources -
                                                       Bank of Ireland Group (2001 to 2006).

OFFICERS***:

Michael Grealy             see description above

Lelia Long, 46             Treasurer     Since 2002    Senior Vice President & Director, Bank of
Bank of Ireland Asset                                  Ireland Asset Management (U.S.) Limited
Management (U.S.)                                      (1999 to present); Director, Iridian
Limited,                                               Asset Management LLC (2002 to 2005).
300 First Stamford Place
Stamford, CT 06902

Salvatore Faia, 46         Chief         Since 2005    President, Vigilant Compliance Services,
Vigilant Compliance        Compliance                  (2004 to present); Trustee, Energy Income
186 Dundee Drive,          Officer                     Partnership, (2005 to present); Senior
Suite 700                                              Legal Counsel, PNC Global Investment
Williamstown, NJ 08094                                 Servicing (U.S.) Inc. (2002 to 2004)

Colleen Cummings, 37       Assistant     Since 2006    Vice President and Director, PNC Global
4400 Computer Drive        Treasurer                   Investment Servicing (U.S.) Inc. (2004 to
Westborough, MA                                        present); Manager, PNC Global Investment
01580                                                  Servicing (U.S.) Inc. (1998 to 2004)


----------
* Each Director shall serve until the expiration of their current term and until their successor is elected and qualified.
** Mr. Grealy is deemed to be an "interested" Director because of his affiliation with the Investment Adviser.
*** Each Officer of the Fund will hold office until a successor has been elected by the Board of Directors.

                            BOARD OF DIRECTORS/OFFICERS (UNAUDITED)

                                           TERM OF                                                  NUMBER OF
                                          OFFICE AND                                              PORTFOLIOS IN
                            POSITION(S)     LENGTH                                                 FUND COMPLEX
                             HELD WITH      OF TIME        PRINCIPAL OCCUPATION(S) AND OTHER       OVERSEEN BY
NAME, ADDRESS, AND AGE       THE FUND       SERVED*       DIRECTORSHIPS DURING PAST FIVE YEARS       DIRECTOR
----------------------     ------------  ------------  -----------------------------------------  -------------
OFFICER***

Vincenzo A. Scarduzio, 36  Secretary     Since 2005    Assistant Vice President and Assistant
301 Bellevue Parkway,                                  Counsel, PNC Global Investment Servicing
2nd Floor                                              (U.S.) Inc. (2008 to Present); Assistant
Wilmington, DE 19809                                   Vice President, PNC Global Investment
                                                       Servicing (U.S.) Inc. (2006 to 2008);
                                                       Senior Regulatory Administrator, PNC
                                                       Global Investment Servicing (U.S.) Inc.
                                                       (2001 to 2006).

----------
*** Each Officer of the Fund will hold office until a successor has been elected by the Board of Directors.

                              This page left blank intentionally.

                           THE NEW IRELAND FUND, INC.

                             DIRECTORS AND OFFICERS

Peter J. Hooper    - CHAIRMAN OF THE BOARD
Michael J. Grealy  - PRESIDENT AND DIRECTOR
David Dempsey      - DIRECTOR
Margaret Duffy     - DIRECTOR
Denis P. Kelleher  - DIRECTOR
George G. Moore    - DIRECTOR
Lelia Long         - TREASURER
Colleen Cummings   - ASSISTANT TREASURER
Vincenzo Scarduzio - SECRETARY
Salvatore Faia     - CHIEF COMPLIANCE OFFICER

                          PRINCIPAL INVESTMENT ADVISER
                 Bank of Ireland Asset Management (U.S.) Limited
                            300 First Stamford Place
                           Stamford, Connecticut 06902

                                  ADMINISTRATOR
                   PNC Global Investment Servicing (U.S.) Inc.
                               4400 Computer Drive
                        Westborough, Massachusetts 01581

                                    CUSTODIAN
                              JPMorgan Chase & Co.
                        North America Investment Services
                            3 Metro Tech - 7th Floor
                            Brooklyn, New York 11245

                           SHAREHOLDER SERVICING AGENT
                     American Stock Transfer & Trust Company
                                 59 Maiden Lane
                            New York, New York 10038

                                  LEGAL COUNSEL
                               Seward & Kissel LLP
                             One Battery Park Plaza
                            New York, New York 10004

                  INDEPENDENT PUBLIC REGISTERED ACCOUNTING FIRM
                              Tait Weller Baker LLP
                               1818 Market Street
                             Philadelphia, PA 19103

                                 CORRESPONDENCE
                   ALL CORRESPONDENCE SHOULD BE ADDRESSED TO:
                           The New Ireland Fund, Inc.
                 c/o PNC Global Investment Servicing (U.S.) Inc.
                                 99 High Street
                                   27th Floor
                           Boston, Massachusetts 02110

                   TELEPHONE INQUIRIES SHOULD BE DIRECTED TO:
                        1-800-GO-TO-IRL (1-800-468-6475)
                                WEBSITE ADDRESS:
                             www.newirelandfund.com

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of directors has determined that Margaret Duffy is qualified to serve as an audit committee financial expert serving on its audit committee and that she is "independent."

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $31,500 (2007) and $33,100 (2008).

AUDIT-RELATED FEES

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 (2007) and $0 (2008).

TAX FEES

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,500 (2007) and $3,600
         (2008).

ALL OTHER FEES

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0
         (2007) and $0 (2008).

  (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.


                           THE NEW IRELAND FUND, INC.

                             AUDIT COMMITTEE POLICY
                                       ON

        PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

         The Audit Committee of The New Ireland Fund, Inc. (the "Fund") is charged with the responsibility to monitor the independence of the Fund's independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm's engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant's independence. The Committee's evaluation will be based on:

                  a review of the nature of the professional services expected to be provided,

                  a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

         POLICY FOR AUDIT AND NON-AUDIT SERVICES PROVIDED TO THE FUNDS

         On an annual basis, the scope of audits for the Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund's independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor's independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chairman pursuant to authority delegated in this Policy.

         The categories of services enumerated under "Audit Services", "Audit-related Services", and "Tax Services" are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chairman) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services which the Committee (or the Committee Chairman) would consider for pre-approval.

         AUDIT SERVICES

         The following categories of audit services are considered to be consistent with the role of the Fund's independent accountants:

                  Annual Fund financial statement audits
                  SEC and regulatory filings and consents

         AUDIT-RELATED SERVICES

         The following categories of audit-related services are considered to be consistent with the role of the Fund's independent accountants:

                  Accounting   consultations   Agreed  upon  procedure   reports
                  Attestation reports Other internal control reports

         Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chairman (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $7,500.

         TAX SERVICES

         The  following   categories  of  tax  services  are  considered  to  be
         consistent with the role of the Fund's independent accountants:

                  Tax compliance services related to the filing or amendment of the following:
                  Federal, state and local income tax compliance; and Sales and use tax compliance
                  Timely RIC qualification reviews
                  Tax distribution analysis and planning
                  Accounting methods studies
                  Tax consulting services and related projects

         Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chairman (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $7,500.

         OTHER NON-AUDIT SERVICES

         Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

         PROSCRIBED SERVICES

         The Fund's independent accountants will NOT render services in the following categories of non-audit services:

                  Bookkeeping or other services related to the accounting records or financial statements of the Fund
                  Financial information systems design and implementation
                  Appraisal  or  valuation  services,   fairness  opinions,   or
                  contribution-in-kind reports
                  Actuarial services
                  Internal audit outsourcing services

                  Management functions or human resources
                  Broker or dealer, investment adviser, or investment banking services
                  Legal services and expert services unrelated to the audit
                  Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

         PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO BIAM AND BIAM AFFILIATES

         Certain non-audit services provided to Bank of Ireland Asset Management (U.S.) Limited ("BIAM") or any entity controlling, controlled by or under common control with BIAM that provides ongoing services to the Fund ("BIAM Affiliates") will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those RELATED DIRECTLY TO THE OPERATIONS AND FINANCIAL REPORTING OF THE FUND. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process, will be subject to pre-approval by the Committee Chairman (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $75,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

         Although the Audit Committee will not pre-approve all services provided to BIAM Affiliates, the Committee will receive an annual report from the Fund's independent accounting firm showing the aggregate fees for all services provided to BIAM and BIAM Affiliates.

         December 10, 2003

  (e)(2) The percentage of services  described in each of paragraphs (b) through
         (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                           (b) N/A

                           (c) 100%

                           (d) N/A

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was 0%.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 (2007) and $0 (2008).

     (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated audit committee consisting of the following independent directors of the registrant: Margaret Duffy, Peter J. Hooper, George G. Moore and David Dempsey.


ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.






                        BANK OF IRELAND ASSET MANAGEMENT
                PROXY VOTING POLICY FOR ACTIVELY MANAGED CLIENTS

UPDATED: FEBRUARY 2008

TABLE OF CONTENTS:

I: PROXY VOTING PROCEDURES

PURPOSE...............................................................3

SCOPE.................................................................3

GUIDING PRINCIPLES....................................................3

DECISION AND VOTING PROCESS...........................................3

PROXY VOTING COMMITTEE................................................4

CONFLICTS OF INTEREST.................................................4

WHEN BIAM DOES NOT VOTE PROXIES.......................................5


II: PROXY VOTING GUIDELINES

AUDITORS..............................................................6

BOARD OF DIRECTORS....................................................6
     Election of Directors
     Classification/Declassification of the Board
     Majority Voting Proposals in the election of Directors
     Voting for Director Nominees in Contested Elections
     Voting for Strategic Initiatives in Contested Elections
     Director Indemnification and Liability Provisions
     Board Size
     Independent Chairman (Separate Chairman/CEO)
     Majority of Independent Directors/Establishment of Committees Director Tenure/Retirement Age
     Filling of Vacancies/Removal of Directors
     Executive and Director Compensation

SHAREHOLDER RIGHTS....................................................9
     Confidential Voting
     Shareholder Ability to Call Special Meetings

ANTI-TAKEOVER MEASURES................................................9
     Amend Bylaws without Shareholder Consent

     Anti-Takeover Provisions
     Poison Pill Plans
     Greenmail
     Golden and Tin Parachutes

CAPITAL STRUCTURE.....................................................11
     Adjustments to Par Value of Common Stock
     Common Stock Authorization
     Preferred Stock
     Pre-emptive Rights
     Share Repurchase Programs
     Stock Distributions: Splits and Dividends

MERGERS AND CORPORATE RESTRUCTURING ..................................12
     Going Private Transactions (LBOs and Minority Squeezeouts)
     Spin-offs

MISCELLANEOUS.........................................................13
     Stock Option Expensing
     Amending Minor Bylaws
     Changing Corporate Name
     Changing Date, Time or Location of Annual Meeting
     Cumulative Voting

I    PROXY VOTING PROCEDURES


A.  PURPOSE

Bank of Ireland Asset Management Limited and the BIAM group of companies ("BIAM") has adopted and implemented these policies and procedures ("Policies") to seek to ensure that client proxies are voted in the clients' best interests, in accordance with BIAM's fiduciary duties to clients and, in the case of BIAM (U.S.), with SEC rule 206(4)-6 under the Investment Advisers Act of 1940. BIAM believes that the Policies set forth herein are reasonably designed to achieve that goal.


B.  SCOPE

BIAM's authority to vote the proxies of its clients is established by its advisory contracts and its proxy voting guidelines have been tailored to reflect these specific contractual obligations. These Policies apply where clients have delegated the authority and responsibility to BIAM to decide how to vote proxies. Where BIAM has agreed to follow client guidelines in voting proxies, client guidelines will be followed and supersede these Policies. BIAM also will follow these Policies, as applicable, if it provides advice or recommendations about specific proxy votes to clients that have not delegated voting responsibility to BIAM. These Policies may be changed from time to time.


C.  GUIDING PRINCIPLES

It is the policy of BIAM to vote all proxies for the exclusive benefit of its clients. The maximization of total return for the client as an investor in the stock being voted is the governing influence in considering corporate voting decisions.


D.  DECISION AND VOTING PROCESS

BIAM's Investment Support Unit (ISU) is responsible for the implementation of BIAM's proxy voting decisions. They are the primary liaison with BIAM's proxy voting agent (the "Agent"). They also liaise with BIAM's Asset Management team in relation to non-standard voting decisions and all voting in relation to companies in which BIAM has a material holding. For clients that have specific voting guidelines, the Investment Support Unit will determine the votes to be cast at a client level. BIAM may vote differently on the same matter if client guidelines or specific instructions call for a vote that is inconsistent with BIAM's Proxy Voting Guidelines or a decision made by BIAM's Asset Managers. In unusual circumstances, BIAM Asset Managers may make different proxy voting decisions for different clients.

The Agent provides BIAM with all voting and shareholder meeting information necessary for informed and timely decision making. The Agent is responsible for the timely and accurate processing of the voting decision, and the distribution of the decision to all relevant parties. The Agent is also responsible for unblocking / rescinding a voting decision upon request from BIAM.

E.  PROXY VOTING COMMITTEE

BIAM has established a Proxy Voting Committee ("Committee") to deal with various issues associated with proxy voting. The role of the Committee is to develop and periodically review these Policies to help ensure they are up to date and reflect current regulatory requirements; review compliance with these Policies; and critically evaluate exceptions to the Policies. The Committee also is responsible for taking reasonable steps to seek to identify any material conflicts of interest on the part of BIAM or its personnel that may affect particular proxy votes. The Committee is comprised of representatives from Asset Management; the Investment Support Unit; Compliance and Client Service.


F.  CONFLICTS OF INTEREST

Occasions may arise where BIAM may have a material conflict of interest with respect to a matter to be voted. A material conflict of interest may exist, for example, if BIAM has a very significant business relationship with either the company whose stock is being voted, the person soliciting the proxy or a third party that has a material interest in the outcome of the proxy vote.

The Proxy Voting Committee provides guidance to assist BIAM personnel in identifying potential conflicts of interest and bringing them to the attention of the Committee. The Committee is responsible for evaluating the materiality of any conflicts. These Policies describe some, but not all, of the specific types of conflicts of interest that BIAM may encounter in connection with proxy voting. The Committee is expected to evaluate the particular facts and circumstances of each situation and exercise its best judgment in deciding whether the conflicts are material and how they should be addressed. A member of BIAM's senior management will be designated, upon request from the Committee, for consultation and to resolve any conflicts issue on which the Committee has been unable to reach a decision on its own. This designate will appoint a conflict resolution team in order to come to a decision on the vote in question. The conflict resolution team appointed will include a minimum of three members of the management team. The conflict team will also include either the Chief Executive Officer and /or the of Head of Compliance. The Chief Executive Officer will exclude himself from the conflict resolution team in the event that he is involved in the vote (i.e. election / re-election).

When a material conflict of interest is identified, BIAM may (1) vote the proxies in accordance with the general rule stated in the Proxy Voting Guidelines set forth in these Policies (as may be amended from time to time), provided the guidelines specify how votes generally will be cast on that particular type of matter, i.e., the guidelines state that BIAM generally will vote "for" or "against" the proposal; (2) seek voting instructions or a waiver of the conflict from the trustee's / clients whose securities are to be voted on; (3) cast the votes for its clients in the same proportion as the vote of all other holders of such security, or "mirror vote," if information about the votes cast by other holders is reasonably and timely available to BIAM; (4) refrain from voting, other than to vote "present" for purposes of a quorum or (5) take other action appropriate under the circumstances.

An adviser-client relationship will not be considered material for conflict purposes if the gross investment advisory income received from the relationship by BIAM during its most recent fiscal year did not exceed one percent (1%) of BIAM's overall annual gross investment advisory income and is not expected to exceed that amount in the current fiscal year.

BIAM sets its Proxy Voting Guidelines and makes each proxy voting decision independently, in the best interests of its clients and without regard to the interests of BIAM, its parent company or any other affiliates of BIAM. In addition, as a matter of policy, BIAM will not accept or consider direction from its affiliates on how to vote any particular proxy.


G.  WHEN BIAM DOES NOT VOTE PROXIES

In appropriate circumstances, BIAM may not vote proxies respecting client securities, including, but not limited to, situations where (a) the securities are no longer held in a client's account; (b) the proxy and other necessary documents are not received in sufficient time to allow BIAM to analyze the material or cast an informed vote by the voting deadline; (c) BIAM concludes that the cost of voting the proxy outweighs any potential benefit to the client;
(d) in BIAM's judgment, the matter to be voted is neither material nor relevant to shareholders and the issuer of the securities; (e) securities have been loaned out pursuant to a client's securities lending program and are unavailable to vote; or (f) the value or amount of the securities to be voted is insignificant or undeterminable. BIAM also may refrain from voting a proxy where BIAM believes that it is in the client's best interest to do so. Generally, this will occur if BIAM is in disagreement with the proposals but the management have committed to make, within an agreed time frame, appropriate changes which in BIAM's view will favor shareholders.

In certain markets, shareholders are required to stop trading securities for a specified time before or after a shareholder meeting ("Blocking Period"). BIAM may refrain from voting or cancel a vote when BIAM concludes that it is more beneficial to clients to be free to trade the securities than to vote securities. In addition, BIAM will, to the best of its ability, unblock a share position that is subject to a Blocking Period if there is danger of a failed trade. Blocking only occurs in certain markets and the Blocking Periods and rules vary from country to country, and in certain circumstances, from company to company.

II   PROXY VOTING GUIDELINES


The following are guidelines and as such are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when BIAM will not vote in strict adherence to these guidelines. Votes on matters not covered by these guidelines will be determined in accordance with the guiding principles set forth above. Certain proxy questions that are company specific and of a non-routine nature may be more appropriately handled on a case-by-case basis. At any time, BIAM may seek voting instructions from some or all clients holding the securities to be voted.


AUDITORS

BIAM generally will vote FOR proposals to ratify auditors, unless there is reason to believe that an auditor has a material financial interest in or association with the company, and is therefore not independent, or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.


BOARD OF DIRECTORS


ELECTION OF DIRECTORS

Electing directors is an important stock ownership right that shareholders can exercise. Shareholders should seek to elect directors who represent their interests and will act in a manner which will maximize the value of their ownership interest and who can ultimately be held accountable for their actions.

>> BIAM generally will vote FOR all nominees in uncontested elections. However, each election is examined on a case-by-case basis and BIAM will withhold votes for or vote against individual nominees or entire slates of directors if it believes such action is in the best interest of shareholders.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

A classified board is one in which directors are divided into classes with each class serving a fixed term. Elections are staggered with each class up for re-election in different years. Board classification can result in less accountability and can make it more difficult for dissidents to gain control.

>> BIAM will generally vote AGAINST proposals to classify the Board. BIAM will generally Vote FOR proposals to repeal classified Boards, and to elect directors annually.

MAJORITY VOTING PROPOSALS IN DIRECTOR ELECTIONS

Majority voting gives shareholders a meaningful voice in director election. A shift from plurality to majority voting in director elections means a director needs to get an affirmative majority of votes cast. The plurality system elects a director in an uncontested election once there is one affirmative vote, with votes withheld/against not being counted.

>> BIAM will generally vote FOR resolutions requesting that the board change the company's bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated.


VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS
Proxy contests can play a valuable role in removing entrenched directors and creating a means for corporate change.


>> BIAM will review on a CASE-BY-CASE basis how it will cast its votes for directors in a contested election based upon what BIAM believes are the director nominees that will serve in the best interests of shareholders and will enhance shareholder value.


VOTING FOR STRATEGIC INITIATIVES IN CONTESTED ELECTIONS

>> Votes in a contested election to approve a strategic initiative will be evaluated on a CASE-BY-CASE basis and voted in favor of the position that BIAM believes will be in the best interest of shareholders and will enhance shareholder value.


DIRECTOR INDEMNIFICATION AND LIABILITY PROVISIONS

Directors and officers are often faced with difficult choices and should be willing to make decisions that are not risk-averse. BIAM believes that directors should not be held accountable for actions taken where they have acted honestly and in good faith but should not be fully released from liability if they act outside of such parameters.

>> BIAM generally will vote FOR proposals providing for indemnification and liability limitations for officers and directors, provided the policies are limited to the director acting honestly and in good faith and putting the interests of the company first, rather than eliminating entirely director's and officer's liability for monetary damages for violating the duty of care.

BOARD SIZE

Proposals to allow management to increase or decrease the size of the board at its own discretion are often used by companies as a takeover defense. By increasing the size of the board, management can make it more difficult for dissidents to gain control.


>> BIAM generally will vote FOR proposals that seek to fix the size of the board.

>> BIAM generally will vote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.


INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

BIAM will review on a CASE-BY-CASE basis proposals to separate the roles of chairman and CEO. BIAM will vote in favor of a combined role if the company has implemented an appropriate counterbalancing governance structure. In determining if the appropriate measures are in place BIAM may consider the following:

A. Designated lead director
B. 2/3 independent board
C. All independent key committees
D. Committee chairpersons nominated by independent directors
E. Established governance guidelines


MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

BIAM believes that having a board independent of management is of the utmost importance to both a company and its shareholders.

>> BIAM generally will vote FOR proposals asking that a majority or more of directors be independent.

>> BIAM generally will vote FOR proposals asking that board audit, compensation, and/or nominating committees be "independent". Independence does not necessarily require that the entire committee be composed of independent directors.


DIRECTOR TENURE/RETIREMENT AGE

Tenure and Age limits impose an arbitrary threshold beyond which director's may not serve regardless of the director's performance.

>> BIAM believes that directors should be judged on their own merit and will generally vote AGAINST proposals for such arbitrary guidelines as age restrictions.

>> BIAM generally will vote FOR proposals that require directors to present themselves for re-election on a periodic basis.


FILLING VACANCIES/REMOVAL OF DIRECTORS

Shareholder ability to remove directors, with or without cause, is prescribed by a state's business corporation law, an individual company's articles of incorporation, or its bylaws. If the state or company has specified that removal may only be for cause, then such things as self-dealing or fraud will allow for the removal of a director. Removal without cause requires no such showing, which would allow shareholders to remove through a majority vote any director before his or her term expires.

>> BIAM will evaluate on a CASE-BY-CASE basis proposals that members of the board can only be removed for cause.



EXECUTIVE AND DIRECTOR COMPENSATION

Directors compensation plans should be aligned with shareholders long-term interests.

>> Evaluation of plans will be done on a CASE-BY-CASE basis, considering several factors in determining if it is reasonable and fair

SHAREHOLDER RIGHTS


CONFIDENTIAL VOTING

In a confidential voting system, all proxies, and voting tabulations that identify individual shareholders are kept confidential. This confidentiality can eliminate any real or perceived coercion towards voters.

>> BIAM generally will vote FOR proposals that corporations adopt confidential voting, use independent vote tabulators or use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

>> BIAM generally will vote FOR proposals to adopt confidential voting by shareholders.


SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Certain matters may arise between regularly scheduled shareholder meetings that require attention. The inability of shareholders to call meetings could result in shareholders being unable to remove directors, initiate a shareholder resolution or respond to a beneficial offer without having to wait for the next scheduled meeting. The inability to call a special meeting and the resulting insulation of management could adversely affect corporate performance and shareholder returns.

>> BIAM generally will vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

>> BIAM generally will vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

ANTI-TAKEOVER MEASURES


BIAM generally will vote AGAINST anti-takeover proposals if such proposals act against the common interests of shareholders.


AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT

>> BIAM generally will vote AGAINST proposals giving the board exclusive authority to amend the Bylaws.

>> BIAM generally will vote FOR proposals giving the board the ability to amend the bylaws with shareholder consent.


ANTI-TAKEOVER PROVISIONS

>> BIAM generally will vote AGAINST any proposed amendments to corporate Articles, Bylaws or Charters that include anti-takeover provisions.


POISON PILL PLANS

Poison pills (or shareholder rights plans) are tactics used by management fearing an unwelcome takeover bid. They cause a variety of events to occur which may make the company financially less attractive to a potential acquirer.

>> BIAM generally will vote FOR a proposal that the company submit a shareholder rights plan (poison pill) to a shareholder vote.

>> BIAM generally will vote AGAINST a proposal to renew or amend an existing shareholder rights plan (poison pill).

>> BIAM generally will vote FOR a proposal to redeem a shareholder rights plan (poison pill).

>> BIAM generally will vote AGAINST an increase in capital stock for use in the implementation of a shareholder rights plan (poison pill).


GREENMAIL

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders. This transferred cash could, absent the greenmail payments, be put to use for reinvestment in the company, payment of dividends, or to fund a public share repurchase program.

>> BIAM generally will vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make a greenmail payment.



GOLDEN AND TIN PARACHUTES

Golden and tin parachutes are designed to protect the employees of a corporation in the event of a change in control. Golden parachutes are payments to senior level management that are triggered during a change of control. The calculation is usually based on some multiple of an employee's annual or monthly compensation. Some companies are extending the coverage to all employees via tin parachutes.

>> BIAM generally will vote FOR proposals that the company eliminate or restrict existing severance agreements, change-in-control provisions, or golden parachutes.


CAPITAL STRUCTURE


ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Stock that has a fixed per share value printed on its certificate is called par value stock. The purpose of par value stock is to establish the maximum responsibility of a shareholder in the event that a company becomes insolvent. Many times proposals to reduce par value stem from state law requirements or banking regulations.

>> BIAM generally will vote FOR management proposals to reduce the par value of common stock.


COMMON STOCK AUTHORIZATION

State statutes and stock exchanges require shareholder approval for increases in the number of common shares a board is authorized to issue. Companies increase their supply of common stock for a variety of ordinary business purposes: raising new capital, funding stock compensation programs, business acquisitions, and implementation of stock splits or payment of stock dividends.

>> BIAM generally will vote FOR increases in common stock authorized provided such action is determined to be in the shareholders' best interests.

>> BIAM will review on a CASE-BY-CASE basis proposals to approve a reduction in the number of shares of common stock authorized for issue or an elimination of an authorized class of common stock.

PREFERRED STOCK

>> BIAM will review on a CASE-BY-CASE basis proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

>> BIAM will review on a CASE-BY-CASE basis proposal to eliminate a currently authorized class of preferred stock.


SHARE REPURCHASE PLANS

>>   BIAM will generally vote FOR share repurchase plans .


PRE-EMPTIVE RIGHTS

Pre-emptive rights permit shareholders to share proportionately in any new issues of stock of the same class. These rights guarantee existing shareholders the first opportunity to purchase shares of new issues of stock in the class they own, in an amount equal to the percentage of the class they already own.

>>   BIAM  will  generally   vote  FOR  proposals  on  issuance   requests  with
     pre-emptive rights up to a maximum of 100% of currently issued share capital.

>> For issuance requests without pre-emptive rights, BIAM will generally vote FOR issuances up to a maximum of 20% of currently issued share capital.


SHARE REPURCHASE PROGRAMS

>> BIAM generally will vote FOR management proposals to institute open-market share repurchase plans (Stock Repurchase Program).


STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

>> BIAM generally will vote FOR management proposals to increase the common share authorization for a stock split or share dividend.

>>   BIAM generally will vote FOR recommended stock splits.


MERGERS AND CORPORATE RESTRUCTURINGS


>> BIAM will review on a CASE-BY-CASE basis proposals for mergers and acquisitions.

GOING PRIVATE TRANSACTIONS (LBOS AND MINORITY SQUEEZEOUTS)

>> BIAM will review on a CASE-BY-CASE basis proposals to take a company private, taking into account factors including, but not limited to, offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and non-completion risk.


SPIN-OFFS

>> BIAM will review on a CASE-BY-CASE basis proposed spin-offs, taking into consideration factors including, but not limited to, tax and regulatory advantages, planned use of the sale proceeds, valuation of the spin-off, fairness opinion, benefits to the parent company, conflicts of interest, managerial incentives, corporate governance changes and changes in the capital structure.



MISCELLANEOUS

STOCK OPTION EXPENSING

>> BIAM generally will vote FOR proposals that the company expense stock options unless management has already publicly committed to start expensing by a specific date.


AMENDING MINOR BYLAWS

>> BIAM generally will vote FOR management proposals for bylaw or charter changes that are of a housekeeping nature (updates or corrections).


CHANGING CORPORATE NAME

>> BIAM generally will vote WITH MANAGEMENT with regard to changing the corporate name.

CHANGING DATE, TIME OR LOCATION OF ANNUAL MEETING

>> BIAM generally will vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable. BIAM requires at least ten days notice of any such change in order to allow for custodian deadlines.

CUMULATIVE VOTING

Cumulative voting is a method of voting that permits shareholders to combine their total votes and cast different numbers of votes for different candidates.

>> BIAM will generally vote AGAINST proposals to adopt cumulative voting practices.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(A)(1) IDENTIFICATION OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS AND DESCRIPTION OF ROLE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

        PETER O'DONOGHUE, CFA, EQUITY MANAGER

        Peter O'Donoghue joined Bank of Ireland Asset Management (the "Advisor") in 2001 though the graduate recruitment programme. Prior to joining the Asset Management team, Peter held a number of roles in various areas of the business including Portfolio Construction, Global Support and our European office. He holds a BA in International Business & Languages from Dublin City University and is also a CFA charterholder. Peter is also a member of the Society of Investment Analysts of Ireland. Peter O'Donoghue is primarily responsible for the management of the Registrant's portfolio and has responsibility for all the day-to-day management of the Registrant portfolio including stock research, stock selection and portfolio management. Peter O'Donoghue was appointed as Portfolio Manager of the Registrant on December 7, 2006.

(A)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBER AND POTENTIAL CONFLICTS OF INTEREST

        OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBER

        As of November 30, 2008 Mr. O'Donoghue did not manage any other registered investment companies.

        Peter O'Donoghue is also a member of the EAFE Product Investment Team. As of November 30, 2008 this team managed the following accounts:


                                                                              No. of Accounts         Total Assets in
                                     Total                                  where Advisory Fee        Accounts where
                                No. of Accounts                                is Based on        Advisory Fee is Based
           Type of ACCOUNTS         MANAGED             TOTAL ASSETS            PERFORMANCE           on PERFORMANCE
           ----------------     ---------------         ------------        ------------------    ---------------------

         Registered

         Investment                    0                     0                       0                       0
         Companies:

         Other Pooled
         Investment Vehicles:          2                 $9,051,186                  0                       0

         Other Accounts:               3                $377,537,850                 0                       0

         POTENTIAL CONFLICTS OF INTERESTS

         In recognition of the fact that conflicts of interest are inherent in the investment management business, the Advisor has adopted policies and procedures reasonably designed to identify and manage the effects of actual or potential conflicts of interest in the areas of employee personal trading, managing multiple accounts for multiple clients and allocation of investment opportunities.

         The Advisor has adopted a code of ethics policy that is designed to reduce the risk of actual or potential conflicts of interest with dealings on behalf of clients. The code reflects the Advisor's fiduciary obligations and those of its employees, and requires that all employees comply with all applicable federal securities laws. The Advisor's personal dealing rules apply to all employees. In summary, the code requires pre-approval of all personal dealings in equity securities or securities that derive their value from equity securities. As a general matter, permission to execute a proposed personal trade in a security will generally be refused if the Advisor has executed, or intends to execute material client trades in the same security, in the seven days before or the seven days following the proposed employee deal. The code requires employees to report any transactions in mutual funds where the Advisor acts as an adviser or sub-adviser to the fund. The code also covers issues such as prohibited transactions, blackout periods for transactions, and short term trading.

         In addition to managing the Registrant's Portfolio, the Portfolio Manager is a member of a team that manages multiple portfolios for multiple clients. Accordingly the Portfolio Manager may have responsibility for managing the investments of multiple accounts with a common investment strategy or several investment styles. Accordingly, client portfolios may have investment objectives, strategies, time horizons and risk profiles that differ from those of the Registrant. The portfolio Manager makes investment decisions for the Registrant based on its investment objective, policies and other relevant investment considerations, Consequently, the Portfolio Manager may purchase or sell securities for one client portfolio and not another client portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. The Portfolio Manager may place transactions on behalf of other clients that are directly or indirectly contrary to investment decisions made on behalf of the Registrant, which has the potential to adversely impact the Registrant, depending on market conditions. There is a fiduciary duty for the Advisor to act in good faith for the benefit of its clients; to disclose fully and fairly all material facts; and to allocate trades in a fair and equitable manner. The Advisor has implemented allocation procedures that specify the factors taken into account in making allocation decisions for its clients and to ensure that all accounts with substantially similar investment objectives are treated equitably. These procedures ensure that clients are treated fairly as to the securities purchased or sold for their accounts, in the priority of execution of orders and the allocation of trades.

         Generally, the above will be achieved by allocating on a simple pro-rata basis. However, to ensure that all clients get meaningful order sizes in a cost effective manner, allocations to clients are generally targeted to be greater than 0.03% of each client's account assets. There are exceptions to the 0.03% De Minimus allocation such as when IPO orders are only partially filled. Partially filled IPO orders are generally allocated pro-rata in accordance with the original order without reference to achieving a minimum targeted percentage of client assets. Lastly the performance of similarly managed accounts is monitored to ensure consistency of performance and to detect any unexplained significant differences.

(A)(3)   COMPENSATION  STRUCTURE  OF PORTFOLIO  MANAGER(S)  OR  MANAGEMENT  TEAM
         MEMBERS

         THE REGISTRANT PAYS THE ADVISOR A FEE BASED ON THE ASSETS UNDER MANAGEMENT OF THE FUND AS SET FORTH IN THE ADVISORY AGREEMENT. THE ADVISOR PAYS ITS INVESTMENT PROFESSIONALS OUT OF ITS TOTAL REVENUES AND OTHER RESOURCES, INCLUDING THE ADVISORY FEE EARNED WITH RESPECT TO THE REGISTRANT. THERE ARE THREE COMPONENTS TO THE COMPENSATION STRUCTURE USED BY THE ADVISOR. The compensation package is highly competitive and includes a competitive fixed base salary, a performance-linked bonus and a Bank of Ireland Group capital stock issue plan. Compensation is not based on the value of assets held in the Registrant's portfolio.
         The performance measures used are applied consistently among all portfolio managers and portfolios.

         The bonuses paid to the portfolio managers are linked both to the quality of an individual's stock research and also to the contribution they make to the performance of the product group and/or portfolio to which they are associated. The primary performance assessment of the portfolio manager is based on how the client portfolios perform relative to benchmarks, market indices and similar funds run by competitor managers.

         The stock issue plan is based on the overall profitability of Bank of Ireland while bonuses are based on the profitability of Bank of Ireland Asset Management and on individual achievement.

 (A)(4)  DISCLOSURE OF SECURITIES OWNERSHIP

         As of October 31, 2008 beneficial ownership of shares of the registrant by the Portfolio Manager is as follows:

                                                    Dollar ($) Range of
              Name of Portfolio Manager or              Fund Shares
                    TEAM MEMBER                       BENEFICIALLY OWNED

                Peter O'Donoghue                              0


(B) Not applicable.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

                                     REGISTRANT PURCHASES OF EQUITY SECURITIES

                                                         (C) TOTAL NUMBER OF SHARES     (D) MAXIMUM NUMBER (OR APPROXIMATE
                    (A) TOTAL NUMBER    (B) AVERAGE     (OR UNITS) PURCHASED AS PART    DOLLAR VALUE) OF SHARES (OR UNITS)
                     OF SHARES (OR     PRICE PAID PER   OF PUBLICLY ANNOUNCED PLANS    THAT MAY YET BE PURCHASED UNDER THE
      PERIOD        UNITS) PURCHASED  SHARE (OR UNIT)           OR PROGRAMS                     PLANS OR PROGRAMS

May 1 2008 to May  45,800             20.29            0                              470,951
31 2008

June 1 2008 to     0                  0                0                              470,951
June 30 2008

July 1 2008 to     5,000              16.26            0                              470,951
July 31 2008


August 1 2008 to   0                  0                0                              470,951
August 31 2008
September 1 2008   7,600              11.11            0                              470,951
to September 30
2008
October 1 2008 to  0                  0                0                              470,951
October 31 2008
Total              58,400             18.75            0                              470,951


a.       The date each plan or program was announced : February 2000

b. The dollar amount (or share or unit amount) approved : 10% OF SHARES OUTSTANDING AT THE PREVIOUS FISCAL YEAR END

c.       The expiration date (if any) of each plan or program : NONE

d. Each plan or program that has expired during the period covered by the table ; NONE

e. Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. : NONE



ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

  (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

  (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

  (a)(3) Not applicable.

     (b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) THE NEW IRELAND FUND, INC.

By (Signature and Title)*  /S/ MICHAEL GREALY
                         -------------------------------------------------------
                           Michael Grealy, President
                           (principal executive officer)

Date     JANUARY 5, 2009
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /S/ MICHAEL GREALY
                         -------------------------------------------------------
                           Michael Grealy, President
                           (principal executive officer)

Date      JANUARY 5, 2009
    ----------------------------------------------------------------------------


By (Signature and Title)*  /S/ LELIA LONG
                         -------------------------------------------------------
                           Lelia Long, Treasurer
                           (principal financial officer)

Date     JANUARY 8, 2009
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.